UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reduction in Base Salary of Executive Officers

In light of the disruption and uncertainty created by the evolving COVID-19 pandemic and as part of a series of measures to better enable Allegheny Technologies Incorporated (the “Company”) to weather the business challenges arising from the current national health crisis, on April 15, 2020, the Personnel and Compensation Committee of the Company’s Board of Directors (the “Board”) approved a temporary 20% reduction in the base salaries for certain of the Company’s executive officers, including among others its Chief Executive Officer, Robert S. Wetherbee, its Chief Financial Officer, Donald P. Newman, and the Company’s other named executive officers as listed in the Proxy Statement for its upcoming 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). This reduction in base salaries is effective as of May 1, 2020 and currently is expected to remain in effect for a period of one year.

Reduction in Annual Cash Retainer for the Company’s Board of Directors

On April 15, 2020, the Board determined that, for the 12-month period beginning July 1, 2020 the annual cash retainer for each non-employee director serving on the Board also will be reduced by 20% compared to the previously approved amount. In the event that a non-employee director elected to receive equity in lieu of all or a portion of his or her annual cash retainer, as permitted under the Company’s non-employee director compensation program, such grant will occur in the ordinary course following the 2020 or 2021 Annual Meeting, as the case may be, but will be reduced in value to reflect this temporary reduction in director compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

Dated: April 21, 2020